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                                                        EXHIBIT 23.2


                             ARTHUR ANDERSEN LLP



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report and to all references to our Firm included in or made a part of the Post-Effective Amendment No. 1 to Form S-1 Registration Statement, No. 333-35331.

                                                        Arthur Andersen LLP


Denver, Colorado,
  November 26, 1997.